SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

D.F. King & Co., Inc.

Telephone Script

Fidelity Investments

Introduction

Hello, Mr./Mrs. (Shareholder). My name is ___________, calling from D.F. King & Co., Inc. on behalf of Fidelity Investments to follow-up on a recent mailing of proxy materials. As you may have read in your proxy statement, D.F. King & Co., Inc. has been hired by Fidelity Investments to help solicit and record shareholder votes. Have you received the materials for the Fidelity Investments shareholder meetings scheduled for [shareholder meeting date] The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder votes.

IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - Your Board Members are asking you to consider proposals which they have studied carefully and they recommend that you vote in favor of the proposals. For your convenience you can cast your vote by mail, internet, or touchtone telephone if you still have your proxy card or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?
If shareholder asks how to vote via the internet, the website is www.proxyweb.com/proxy - he/she will need the control number from his/her proxy card.
If shareholder asks how to vote via touchtone telephone, the telephone number is 1-888-221-0697 - he/she will need the control number from his/her proxy card.
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.
Here is how we will proceed. The call will be recorded. I will ask you for 3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable with this process?

IF NO - Do you have any questions that I may answer about this proxy for you?
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.
At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.proxyweb.com/proxy or by calling 1-888-221-0697. The shareholder meeting cannot be held until a majority of the shares have been voted. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

Begin the Vote

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the Fidelity Investments. Today's date is __________ and the time is __________.
May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these Fidelity Fund shares?
May I please have your address?
May I have only the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she can use to cast his/her vote.

Have you received the proxy materials?

Actual Voting

Your Board Members are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are
F = For proposal.
A = Against proposal.
B = Abstain.
For Director voting, the only valid responses are:
F = For at least one or more of the nominees.
W = Withhold authority for all nominees.

Closing

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

Fidelity Investments

Answering Machine Message

Hello, this message is regarding your investment in Fidelity Investments. You should have recently received proxy materials in the mail concerning the Special Shareholders Meetings to be held on [shareholder meeting date]. The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder votes.

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co., Inc. at 1-800-848-3155.

Thank you for your consideration.

Sign up for electronic delivery and reduce the amount of paper being sent to you!

We are pleased to offer you the convenience of viewing proxy statements online. With your consent, we will stop sending paper copies of these proxy materials until you notify us otherwise.

To participate, follow these easy steps:

  Log-on to the Internet at www.proxyweb.com/proxy
  Enter the Control Number from your proxy card
  Vote your shares
  Click "Register for Electronic Delivery"
  Follow enrollment instructions.

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number.

If you do not remember your Enrollment Number, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

FUND NAME: _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[FUND NAME: _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press 0 to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-221-5207. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

DC-669586 v3 0302121-0948

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To view, cancel or change your enrollment information, please go to: http://www.investordelivery.com/proxy, enter your enrollment number, click "Submit," and then select a maintenance option on the next screen.